Exhibit 10.3

AMENDMENT NUMBER TWELVE TO LOAN AND SECURITY AGREEMENT

          THIS AMENDMENT NUMBER TWELVE TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of October 1, 2003, is entered into between and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, INC., a California corporation, formerly known as Foothill Capital Corporation, as the arranger and administrative agent for the Lenders (“Agent”), and, on the other hand, HYPERCOM CORPORATION, a Delaware corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), with reference to the following:

W I T N E S S E T H

          WHEREAS, Borrowers and Parent previously entered into that certain Loan and Security Agreement, dated as of July 31, 2001, as amended by Amendment Number One to Loan and Security Agreement dated as of October 3, 2001, by Amendment Number Two to Loan and Security Agreement dated as of November 13, 2001, by Amendment Number Three to Loan and Security Agreement dated as of February 13, 2002, by Amendment Number Four to Loan and Security Agreement dated as of June 24, 2002, by Amendment Number Five to Loan and Security Agreement dated as of December 23, 2002, by Amendment Number Six to Loan and Security Agreement dated as of March 5, 2003, by Amendment Number Seven to Loan and Security Agreement dated as of March 28, 2003, by Amendment Number Eight to Loan and Security Agreement dated as of May 12, 2003, by Amendment Number Nine to Loan and Security Agreement and other Loan Documents dated as of June 30, 2003, by Amendment Number Ten to Loan and Security Agreement dated as of August 14, 2003, and by Amendment Number Eleven to Loan and Security Agreement dated as of August 28, 2003, (as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), with Agent and Lenders pursuant to which Lenders have made certain loans and financial accommodations available to Borrowers and Parent;

          WHEREAS, Borrowers have informed the Lender Group that Parent and Golden Eagle desire to enter into that certain Asset Purchase Agreement dated as of October 3, 2003 by and among Parent, Golden Eagle, and Northern Leasing Systems Inc., a New York corporation (the “Purchase Agreement”), pursuant to which Golden Eagle will dispose of substantially all of its assets (the “Sale Transaction”);

          WHEREAS, Borrowers have requested that the Lender Group agree to release the Equipment of Hypercom EMEA, Inc. from the Collateral and to consent to the disposition by Hypercom EMEA, Inc. of certain of such Equipment of Hypercom EMEA, Inc. (the “EMEA Transaction”; and together with the Sale Transaction, collectively the “Designated Transactions”);

          WHEREAS, Borrowers have requested that the Lender Group (a) consent to the Designated Transactions, (b) release the Equipment of Hypercom EMEA, Inc. from the Collateral, and (c) agree to amend the Loan Agreement as set forth herein;

          WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to so consent to the Designated Transactions, to so release such Equipment and to so agree to amend the Loan Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1.     DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.     AMENDMENT TO LOAN AGREEMENT.

     (a)  Section 1.1 of the Loan Agreement is hereby amended by amending and restating the following definition in its entirety as follows:

          “Permitted Restricted Payments” means (a) dividends, loans, or advances to Parent to enable Parent to make payment of its general operating expenses and federal, state, local and foreign tax obligations then due and owing and incurred in the ordinary course of business if and so long as Parent (i) immediately uses the proceeds of such dividends, loans, or advances solely to satisfy such obligations and (ii) does not use such to satisfy the obligations of any other Person through the satisfaction of a guaranty or otherwise, and (b) any purchase, acquisition, redemption, or retirement by Parent of any class of its outstanding Stock on or before October 31, 2003, in an aggregate amount not in excess of $10,000,000.

3.     OTHER AGREEMENTS; CONSENT.

     (a)  Subject to the satisfaction of each of the conditions listed in Section 4, the provisions of the Loan Agreement to the contrary notwithstanding, the Lender Group hereby consents to the consummation of each of the Designated Transactions. Upon the consummation of the EMEA Transaction, the Lenders hereby authorize Agent to release, and Agent hereby releases, its Lien in and to any and all of the Equipment of Hypercom EMEA, Inc. The Lender Group hereby authorizes Borrowers to file such Uniform Commercial Code termination statements with respect to the Equipment of Hypercom EMEA, Inc. (which Borrowers prepare and which are reasonably satisfactory to Agent) as may be reasonably necessary to evidence the termination of Agent’s Liens in and to the Equipment of Hypercom EMEA, Inc. The Lenders hereby authorize Agent to execute and deliver any other documents which may be necessary, in Agent’s discretion, to release such Liens in and to the Equipment of Hypercom EMEA, Inc.

     (b)  Upon the effectiveness of this Amendment, (i) the Equipment of Hypercom EMEA, Inc. shall not for any purpose be deemed to be Collateral under the Loan Agreement or the other Loan Documents, and (ii) except for the duties, liabilities and obligations under this Amendment, Parent and its Subsidiaries hereby release each of the members of the Lender Group from any duty, liability or obligation under the Loan Documents in respect of such Equipment. In conjunction with the foregoing, the Lenders hereby authorize and instruct Agent to, and Agent agrees that it shall, execute and deliver, on behalf of the Lenders (and without the requirement that the same be executed by any of the Lenders), such agreements, acknowledgements, written releases, terminations, notices, re-conveyance instruments, transfer documents, certificates, and other documents (in appropriate form for recording or filing, as reasonably requested), and to take all such other actions, in each case as may be necessary to terminate any rights in the Equipment of Hypercom EMEA, Inc. that the Lender Group may have and to give effect to the consents and releases contained herein or contemplated hereby.

4.     CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

     (a)  The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (b)  Agent shall have received the reaffirmation and consent of each Guarantor, attached hereto as Exhibit A, duly executed and delivered by an authorized official of Guarantor;

     (c)  Agent shall have received true, correct and complete copies of the Purchase Agreement and all other agreements or other documents executed or delivered in connection therewith, together with a certificate of the Secretary of Parent certifying each such document as being a true, correct, and complete copy thereof, which agreements and other documents shall be in form and substance reasonably satisfactory to Agent;

     (d)  No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

     (e)  No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, Guarantors, or the Lender Group.

5.     CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA

APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

6.     ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

7.     COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.     MISCELLANEOUS.

     (a)  Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

     (b)  Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

HYPERCOM CORPORATION, a Delaware corporation	HYPERCOM EMEA, INC., fka Hypercom Europe Limited, Inc., an Arizona corporation

By: /s/ John W. Smolak Name: John W. Smolak Title: Executive Vice President and Chief Financial and Administrative Officer	By: /s/ John W. Smolak Name: John W. Smolak Title: Executive Vice President

HYPERCOM U.S.A., INC., a Delaware corporation	HYPERCOM MANUFACTURING RESOURCES, INC., an Arizona corporation

By: /s/ John W. Smolak Name: John W. Smolak Title: Executive Vice President	By: /s/ John W. Smolak Name: John W. Smolak Title: Executive Vice President

HYPERCOM LATINO AMERICA, INC., an Arizona corporation	EPICNETZ, INC., a Nevada corporation

By: /s/ John W. Smolak Name: John W. Smolak Title: Executive Vice President	By: /s/ John W. Smolak Name: John W. Smolak Title: Executive Vice President

WELLS FARGO FOOTHILL, INC., a California corporation, formerly known as Foothill Capital Corporation, as Agent and as a Lender

By: /s/ John Nocita Name: John Nocita Title: Vice President

Exhibit A

REAFFIRMATION AND CONSENT

          All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan and Security Agreement by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, INC., a California corporation, formerly known as Foothill Capital Corporation, as the arranger and administrative agent for the Lenders (“Agent”), and, on the other hand, HYPERCOM CORPORATION, a Delaware corporation (“Parent”), and each of Parent’s Subsidiaries identified on the signature pages thereof (such Subsidiaries are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), dated as of July 31, 2001, as amended by Amendment Number One to Loan and Security Agreement dated as of October 3, 2001, by Amendment Number Two to Loan and Security Agreement dated as of November 13, 2001, by Amendment Number Three to Loan and Security Agreement dated as of February 13, 2002, by Amendment Number Four to Loan and Security Agreement dated as of June 24, 2002, by Amendment Number Five to Loan and Security Agreement dated as of December 23, 2002, by Amendment Number Six to Loan and Security Agreement dated as of March 5, 2003, by Amendment Number Seven to Loan and Security Agreement dated as of March 28, 2003, by Amendment Number Eight to the Loan and Security Agreement dated as of May 12, 2003, by Amendment Number Nine to Loan and Security Agreement and other Loan Documents dated as of June 30, 2003, by Amendment Number Ten to Loan and Security Agreement dated as of August 14, 2003, and by Amendment Number Eleven to Loan and Security Agreement dated as of August 28, 2003 (as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), or in Amendment Number Twelve to Loan and Security Agreement dated as of October 1, 2003 (the “Amendment”), among Parent, the Borrowers and the Lender Group. The undersigned hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment and the execution and delivery thereof; (c) acknowledges and reaffirms its obligations owing to the Lender Group under the Guaranty and any other Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this

Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

     IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

HYPERCOM CORPORATION,
a Delaware corporation

By: /s/ John W. Smolak
Name: John W. Smolak
Title: Executive Vice President and
Chief Financial and Administrative Officer

HYPERCOM DO BRASIL INDUSTRIA E
COMERCIO LIMITADA (BRAZIL), an
organization organized under the laws of
Brazil

By: Hypercom U.S.A., Inc., its shareholder

By: /s/ John W. Smolak
Name: John W. Smolak
Title: Executive Vice President

By: Hypercom Latino America, Inc., its shareholder

By: /s/ John W. Smolak
Name: John W. Smolak
Title: Executive Vice President